Umpqua Holdings Corporation 4th Quarter 2019 Earnings Conference Call Presentation January 23, 2020

Forward-looking Statements This press release includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995, which management believes are a benefit to shareholders. These statements are necessarily subject to risk and uncertainty and actual results could differ materially due to various risk factors, including those set forth from time to time in our filings with the SEC. You should not place undue reliance on forward-looking statements and we undertake no obligation to update any such statements. In this press release we make forward-looking statements about the projected impact of strategic investments. Risks that could cause results to differ from forward-looking statements we make are set forth in our filings with the SEC and include, without limitation, prolonged low interest rate environment; unanticipated weakness in loan demand or loan pricing; deterioration in the economy; lack of strategic growth opportunities or our failure to execute on those opportunities; our ability to effectively manage problem credits; our ability to successfully implement efficiency and operational excellence initiatives on time and in amounts projected; our ability to successfully develop and market new products and technology; and changes in laws or regulations.

Umpqua Next Gen Non-Mortgage Fee Revenue (1) Balanced Growth Human Digital (in millions) $1.3 billion (7%) in average loan $150 and lease balance growth year Annual over year. Growth: $5.4 million, or 4% $140 $1.3 billion (6%) in average deposit Annual balance growth year over year. Growth: $15.1 million, or 12% $130 Strategic hiring completed in 2019: • Added 43 associates in $120 Corporate & Commercial Banking. $110 • Added 18 associates in Global Payments & Deposits to support fee income growth. $100 FY 2017 FY 2018 FY 2019 3 (1) Non-mortgage fee revenue includes non-interest income generated from the Wholesale, Retail Bank, and Wealth Management divisions, excluding fair value gains or losses and gains from portfolio (e.g. non-SBA) loan sales.

Umpqua Next Gen Human Digital • Go To, the industry’s first human digital banking platform, launched in April 2019 now has over 45,000 customers enrolled. • Fully implemented Umpqua Smart Leads, a predictive analytics tool serving commercial and corporate customers, assisting bankers in providing additional fee-based products to our customers. 4

Umpqua Next Gen Operational Excellence Summary of Operational Excellence Phases: Non-interest Expense (in millions) $750 $747.9 • All Operational Excellence $745 phases, in addition to store $739.5 $740 consolidations, are targeting $735 expected non-interest expense $730 of $670mm to $690mm for 2020. $725 $720 $719.0 • Targeting efficiency ratio in mid $715 50’s(¹). $710 $705 $700 2017 2018 2019 5 (1) Excluding impact of fair value changes

Q4 2019 Highlights (compared to Q3 2019) • Net income of $83.8 million, or $0.38 per diluted common share; • Gross loan and lease balance diminishment of $325.1 million, or 1.5%, partially due to $117.9 million in non-SBA loan sales closed during the quarter. Average loan and lease balances increased $208.3 million, or 1%, compared to the prior quarter; • Deposit growth of $46.8 million, or 0.2%; • Net interest income decreased by $2.2 million, attributable to a lower average yield on loans and leases, partially offset by lower funding costs; • Provision for loan and lease losses decreased by $7.0 million, driven by lower net charge offs of $14.9 million during the quarter compared to $18.0 million in the prior quarter; • Non-interest income decreased by $4.8 million reflecting the linked quarter decline in the fair value of the MSR asset, partially offset by the linked quarter increase in the fair value of debt capital market swap derivatives; • Non-interest expense decreased by $0.1 million, driven by lower state and local business taxes, lower marketing expense, and a lower loss on OREO, partially offset by lower deferred origination costs and higher charitable contribution expense; • Non-performing assets to total assets decreased by two basis points to 0.23%; • Estimated total risk-based capital ratio of 13.9% and estimated Tier 1 common to risk weighted assets ratio of 11.2%; • Declared quarterly cash dividend of $0.21 per common share. 6

Full Year 2019 Highlights (compared to 2018) • Net income of $354.1 million, or $1.60 per diluted common share; • Gross loan and lease growth of $773.0 million, or 4%; • Deposit growth of $1.3 billion, or 6%; • Net interest income decreased by $18.0 million, driven primarily by a decrease in short and long-term interest rates during the annual period which led to a decline in net interest margin, partially offset by an increase in loans and leases; • Provision for loan and lease losses increased by $16.6 million primarily due to loan and lease growth and a slightly higher net charge-off ratio; • Non-interest income increased by $60.4 million, driven primarily by the $76.3 million net gain recorded from the sale of the Visa Class B stock and other debt securities, partially offset by a reduction in net residential mortgage banking revenue; • Non-interest expense decreased by $20.4 million, driven primarily by lower salaries and benefits expense, lower occupancy and equipment expense, lower professional fees, and lower FDIC assessment expense, partially offset by a higher loss on other real estate owned (OREO); • Paid dividends of $0.84 per common share (versus $0.82 per share in the prior year) and repurchased 300,000 shares of common stock; and • Book value increased by 6%, or $1.17 per common share, and tangible book value increased by 12%, or $1.20 per common share. 7

Selected Ratios

		For the year ended		For the quarter ended				
		FY 2019	FY 2018	Q4 2019	Q3 2019	Q2 2019	Q1 2019	Q4 2018
Performance	Return on average assets	1.27%	1.21%	1.15%	1.18%	1.62%	1.12%	1.19%
	Return on average tangible assets	1.35%	1.30%	1.22%	1.26%	1.73%	1.20%	1.28%
	Return on average common equity	8.42%	7.90%	7.70%	7.87%	10.80%	7.34%	7.90%
	Return on average tangible common equity	14.77%	14.45%	13.24%	13.67%	19.14%	13.17%	14.34%
	Efficiency ratio - consolidated	56.97%	60.61%	59.00%	57.76%	51.64%	60.44%	58.58%
	Net interest margin - consolidated	3.71%	4.04%	3.51%	3.63%	3.70%	4.03%	4.15%
Credit Quality	Non-performing loans and leases to loans and leases	0.30%	0.43%	0.30%	0.31%	0.34%	0.37%	0.43%
	Non-performing assets to total assets	0.23%	0.36%	0.23%	0.25%	0.28%	0.32%	0.36%
	Net charge-offs to average loans and leases (annualized)	0.29%	0.26%	0.28%	0.34%	0.26%	0.27%	0.32%
Capital	Tangible common equity to tangible assets (1)	9.27%	8.93%	9.27%	9.15%	9.24%	9.01%	8.93%
	Tier 1 common to risk-weighted asset ratio (2)	11.2%	10.7%	11.2%	10.9%	11.0%	10.8%	10.7%
	Total risk-based capital ratio (2)	13.9%	13.5%	13.9%	13.6%	13.7%	13.6%	13.5%

(1) Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation.
(2) Capital ratio estimated for current quarter, pending completion and filing of regulatory reports.

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Summary Income Statement (in millions) For the year ended For the quarter ended FY 2019 FY 2018 Q4 2019 Q3 2019 Q2 2019 Q1 2019 Q4 2018 Net interest income before provision $920.6 $938.6 $226.8 $229.0 $227.2 $237.7 $247.4 Provision for loan and lease losses 72.5 55.9 16.3 23.2 19.4 13.7 17.2 Net interest income after provision 848.1 882.7 210.6 205.7 207.8 224.0 230.2 Non-interest income 339.8 279.4 83.7 88.5 121.8 45.7 56.8 Non-interest expense 719.0 739.5 183.4 183.6 180.4 171.6 178.5 Income before provision for income taxes 468.9 422.7 110.9 110.7 149.2 98.1 108.5 Provision for income taxes 114.8 106.4 27.1 26.2 37.4 24.1 28.2 Net income $354.1 $316.3 $83.8 $84.5 $111.8 $74.0 $80.3 Earnings Per Share, diluted $1.60 $1.43 $0.38 $0.38 $0.51 $0.34 $0.36 9 Note: tables may not foot due to rounding.

Net Interest Income (in millions) Reported Net Interest Income (in millions) Base Net Interest Income $250 $247.4 $250 $245 $245 $243.2 $240 $237.7 $240 $235 $235 $232.5 $229.0 $230 $227.2 $226.8 $230 $225 $225 $223.2 $221.6 $219.9 $220 $220 $215 $215 $210 $210 $205 $205 $200 $200 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 10

Net Interest Margin Net Interest Margin 4.15% 4.09% 4.03% 4.00% 3.94% 3.70% 3.61% 3.63% 3.54% 3.51% Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 3.50% 3.40% Reported Net Interest 3.00% Margin 4.15% 4.03% 3.70% 3.63% 3.51% 2.50% Accretion Related to 2.00% Acquired Loans (0.06)% (0.09)% (0.09)% (0.09)% (0.11%) 1.50% Base Net Interest Margin 4.09% 3.94% 3.61% 3.54% 3.40% 1.00% 0.50% 0.00% Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Reported Net Interest Margin Base Net Interest Margin NIM – MBS & CMO Premium Amortization & Recapture Details Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 MBS & CMO Premium in $ millions (Amortization)/Recapture $6.1mm ($1.6mm) ($10.4mm) ($6.6mm) ($6.0mm) Net NIM Impact in basis points 0.10% (0.03)% (0.17)% (0.11)% (0.09)% Accretive/(Dilutive) 11 Note: tables may not foot due to rounding.

Non-Interest Income Other¹ Net Gain/(Loss) on Investment Securities Gain on loan sales BOLI income Residential mortgage banking revenue, net Brokerage revenue Service charges $135.0 $121.8 $115.0 $16.0 $4.0 $95.0 $9.5 $2.1 $88.5 $3.3 $83.8 $16.6 $75.0 $16.7 $4.1 $4.0 $56.8 $55.0 $75.4 (in millions) $45.7 $16.0 $47.0 $34.1 $4.2 $15.3 $35.0 $15.2 $3.8 $2.1 $4.6 $2.1 $11.2 $2.1 $2.5 $1.8 $15.0 $0.4 $2.2 $0.3 $0.8 $0.7 $22.4 $16.4 $16.7 $11.8 $11.5 $(0.1) -$5.0 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 12 Note: tables may not foot due to rounding. (1) Other includes swap revenue, international banking revenue, SBA servicing income, merchant revenue, commercial card revenue, etc.

Mortgage Banking Closed mortgage volume (in millions) Gain on sale margin $1,600 $1,455 $1,396 4.50% $1,400 $1,180 4.00% $1,200 3.72% $1,060 $1,000 $902 $806 $844 3.34% 3.50% 3.32% $800 $698 2.83% 2.95% $600 $589 $487 3.00% $400 $611 2.50% $482 $200 $313 $319 $336 $0 2.00% Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Portfolio For Sale Residential mortgage banking revenue summary (in millions) Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Origination and Sale $16.7 $14.4 $23.2 $31.4 $35.4 Servicing 11.6 10.8 11.0 11.4 9.0 Change in fair value of MSR asset: Changes due to collection/realization of (6.4) (6.4) (6.9) (6.8) (5.2) expected cash flows over time Changes due to valuation (6.6) (7.5) (17.8) 11.0 (5.1) inputs or assumptions 13 Note: tables may not foot due to rounding. Total $15.2 $11.2 $9.5 $47.0 $34.1

Non-interest Expense Non-interest Expense and Efficiency Ratio Non-interest Expense Bridge (in millions) (in millions) $195.0 110.0% $185.0 $183.6 $183.4 $178.5 $180.4 100.0% $171.6 $175.0 90.0% $165.0 80.0% $155.0 70.0% $145.0 60.4% 58.6% 57.8% 59.0% 60.0% $135.0 51.6% $125.0 50.0% $115.0 40.0% Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Non-interest expense Efficiency ratio 14

Selected Balance Sheet (in millions) Q4 2019 Q3 2019 Q2 2019 Q1 2019 Q4 2018 Total assets $28,846.8 $28,930.9 $27,986.1 $27,355.6 $26,939.8 Interest bearing cash and temporary investments 980.2 757.8 691.3 605.8 287.2 Investment securities available for sale, fair value 2,814.7 2,842.1 2,698.4 2,894.8 2,977.1 Loans and leases, gross 21,195.7 21,520.8 20,953.4 20,406.0 20,422.7 Allowance for loan and lease losses (157.6) (156.3) (151.1) (144.9) (144.9) Goodwill and other intangibles, net 1,806.0 1,807.4 1,808.8 1,810.2 1,811.6 Deposits 22,481.5 22,434.7 21,819.0 21,243.9 21,137.5 Securities sold under agreements to repurchase 311.3 296.7 308.1 288.9 297.2 Borrowings 906.6 1,106.7 821.7 932.4 751.8 Total shareholders' equity 4,313.9 4,289.5 4,228.5 4,112.3 4,056.4 Ratios: Loan to deposit ratio 94.3% 95.9% 96.0% 96.1% 96.6% Book value per common share $19.59 $19.48 $19.18 $18.65 $18.42 Tangible book value per common share¹ $11.39 $11.27 $10.97 $10.44 $10.19 Tangible common equity to tangible assets¹ 9.3% 9.2% 9.2% 9.0% 8.9% 15 (1) Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided in the appendix of this slide presentation.

Loan and Deposit Growth (in billions) Loans and Leases (Gross) $25.0 As of December 31, 2019 $21.2 $20.4 2% Non-owner occupied term CRE $19.0 $20.0 Owner occupied term CRE $16.8 $17.4 6% $15.3 17% Multifamily $15.0 Commercial construction 20% Residential development 12% $10.0 $7.7 Commercial term $6.4 $6.5 $7.2 Commercial lines of credit & other $5.0 7% 16% Leases & equipment finance 6% Mortgage 10% $0.0 Home equity lines & loans 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 1% 3% Consumer & other (in billions) Total Deposits As of December 31, 2019 $25.0 $22.5 $21.1 $19.9 $20.0 $19.0 $16.9 $17.7 Demand, non-interest 21% bearing $15.0 Demand, interest bearing 31% $9.4 $9.2 $9.4 $9.1 $10.0 6% Money market $5.0 Savings 11% 31% $0.0 Time 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 16

Loan and Lease Portfolio Repricing Schedule Loan and Lease Portfolio (1) Adjustable Rate Breakout – Q4 2019¹ 100% 10.0% 90% 31.1% 80% 42.2% 42.4% 42.4% 42.5% 42.3% 22.1% 70% 2.6% 60% 34.2% 50% Libor 6 Month Libor 12 Month 3 Year 5 Year Other 27.4% 27.3% 27.9% 28.8% 29.1% 40% 30% Floating Rate Breakout – Q4 2019¹ 20% 0.3% 30.4% 30.2% 29.7% 28.7% 28.6% 10% 31.5% 0% Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Fixed Rate Floating Rate (monthly repricing) Adjustable (> 1 month repricing) 68.2% Prime Libor 1 Month Other  (1) Includes loans available for sale. 17  Note: totals may not foot due to rounding.

Loan and Lease Portfolio Characteristics

Mortgage

- Represents 20% of overall portfolio
- Total delinquencies of 0.97%
- De minimis < 0.01% annualized net charge-off rate
- Average loan size of $463,000
- Average FICO of 760 and LTV of 61%

Non-owner Occupied CRE

- Represents 17% of overall portfolio
- Total delinquencies of 0.09%
- Annualized net charge-off rate of 0.12%
- Average loan size of $1.5 million
- Average LTV of 57% and DSC of 1.9

Commercial & Industrial

- Represents 16% of overall portfolio
- Total delinquencies of 0.25%
- Annualized net charge-off rate of 0.17%
- Average loan size of $548,000

Geographic Diversification



Other 11%
Portland / Vancouver 12%
Southern CA 19%
Northern CA 12%
Bay Area 12%
Puget Sound 16%
OR, Other 13%
WA, Other 6%

Owner Occupied CRE

- Represents 12% of overall portfolio
- Total delinquencies of 0.24%
- Annualized net charge-off rate of 0.02%
- Average loan size of $853,000
- Average LTV of 62%

Multifamily

- Represents 16% of overall portfolio
- Total delinquencies of 0.00%
- Annualized net charge-off rate of 0.00%
- Average loan size of $1.8 million
- Average LTV of 56% and DSC of 1.6

Lease & Equipment Finance (FinPac)

- Represents 7% of overall portfolio
- Total delinquencies of 2.72%
- Annualized net charge-off rate of 2.72%
- ~10% average yield
- Average loan size of $36,000

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Note: Balances and delinquencies as of Dec 31, 2019. Annualized net charge-off rate for Q4 2019. LTV, FICO and Debt Service Coverage (DSC) are based on weighted average for portfolio. LTV for the Mortgage portfolio represents average LTV based on most recent appraisal against updated loan balance. Totals may not foot due to rounding.

Credit Quality



Provision Expense & Non-Performing Assets To Total Assets
Provision Expense ($ in millions)
Non performing assets to total assets
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
0.40%
0.35%
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
0.36%
0.32%
0.28%
0.25%
0.23%
$17.2
$13.7
$19.4
$23.2
$16.3
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Provision expense
Non Performing Assets To Total Assets



Classified Assets
Classified Loans / Total Loans
Classified Assets / RBC
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
15.00%
14.00%
13.00%
12.00%
11.00%
10.00%
9.00%
8.00%
7.00%
6.00%
0.75%
0.66%
0.68%
0.77%
0.83%
8.50%
7.40%
7.57%
8.30%
8.60%
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Classified Loans to Total Loans
Classified Assets to Risk-Based Capital



Allowance for Loan & Lease Losses
ALLL ($ in millions)
Allowance / Total Loans and Leases
$170.0
$160.0
$150.0
$140.0
$130.0
$120.0
$110.0
$100.0
0.80%
0.75%
0.70%
0.65%
0.60%
0.55%
0.50%
0.45%
0.40%
0.71%
0.71%
0.72%
0.73%
0.74%
$144.9
$144.9
$151.1
$156.3
$157.6
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Allowance for loan and lease losses
Allowance for loan and lease losses to total loans and leases



Net Charge-offs to Average Loans and Leases (annualized)
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.59%
3.10%
3.49%
3.07%
2.72%
0.32%
0.27%
0.26%
0.34%
0.28%
0.09%
0.06%
0.02%
0.14%
0.10%
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Umpqua Bank (ex FinPac)
FinPac
Umpqua Holdings Consolidated

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Current Expected Credit Loss (“CECL”) Impact Cumulative Effect - Day 1 Implementation Expected Impact to Allowance for Credit Losses (“ACL”) • Estimated increase between 30% to 40% • Key drivers in change relate to longer life real-estate • Length of term secured loans and leases & EFAs • Non-PCD acquired loans included in ACL • No significant impact expected from AFS and HTM • DCF methodology on debt securities non-revolving portfolio • Consensus economic • Estimates dependent on: forecast utilized • Economic environment • Characteristics of the portfolio • Model methodologies • Management judgement Capital Ratios Allowance based on: • Current capital levels adequately cover the day 1 impact • Loan level probability of default and loss given default values or of CECL net charge off rates • Portfolio level prepayment speeds • Consensus scenario • Qualitative factors considered when appropriate • Both discounted cashflow and non-discounted cashflow methods are used based on portfolio 20

Capital Management • All regulatory capital ratios remained in excess of well-capitalized and internal policy limits • Focused on prudently managing capital • Declared quarterly dividend of $0.21 per share, ~4.75% current dividend yield² • Q4 total payout ratio of 55% 16.0% 13.9% 14.0% 1.9% ~ $250mm 12.0% 11.2% 11.2% 1.5% 9.3% 9.2% 2.2% 2.2% 10.0% 10.5% 0.5% 3.3% 2.7% 2.0% 8.0% 8.5% 7.0% 6.0% 1.5% 6.0% 4.0% 5.0% 2.0% 0.0% Tangible Common Tier 1 Leverage Tier 1 Common Risk Based Tier 1 Risk Based Total Risk Based Equity/Tangible Assets Capital Threshold³ In-House Policy Floor "Excess" Capital⁴ 1. Regulatory capital ratios are estimates pending completion and filing of the Company’s regulatory reports. 3. Greater of Regulatory Well Capitalized Threshold or Capital Adequacy Threshold + Capital Conservation Buffer (2.5%) 21 2. As of closing stock price on 12/31/2019 4.“Excess” Capital defined as capital above thresholds defined above and internal policy limits

Appendix – Non GAAP Reconciliation

Non-GAAP Reconciliation – Tangible Book Value (In thousands, except per share data) Dec 31, 2019 Sep 30, 2019 June 30, 2019 Mar 31, 2019 Dec 31, 2018 Total shareholders' equity $4,313,915 $4,289,516 $4,228,507 $4,112,326 $4,056,442 Subtract: Goodwill 1,787,651 1,787,651 1,787,651 1,787,651 1,787,651 Other intangible assets, net 18,346 19,750 21,155 22,560 23,964 Tangible equity - common $2,507,918 $ 2,482,115 $2,419,701 $2,302,115 $2,244,827 Total assets $28,846,809 $28,930,855 $27,986,075 $27,355,625 $26,939,781 Subtract: Goodwill 1,787,651 1,787,651 1,787,651 1,787,651 1,787,651 Other intangible assets, net 18,346 19,750 21,155 22,560 23,964 Tangible assets $27,040,812 $27,123,454 $26,177,269 $25,545,414 $25,128,166 Common shares outstanding at period end 220,229 220,212 220,499 220,457 220,255 Total shareholders' equity to total assets ratio 14.95% 14.83% 15.11% 15.03% 15.06% Tangible common equity ratio 9.27% 9.15% 9.24% 9.01% 8.93% Book value per common share $19.59 $19.48 $19.18 $18.65 $18.42 Tangible book value per common share $11.39 $11.27 $10.97 $10.44 $10.19 23

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